MEMORANDUM

TO:	TIFF Investment Program Members

FROM:	Richard J. Flannery,
President and Chief Executive Officer

DATE:	March 28, 2011

At meetings held in New York City on March 21, 2011, the Board of Directors of the TIFF Investment Program, Inc. (“TIP”) approved several important proposals regarding the TIP funds. Those proposals involve (i) a fee increase in TIFF Multi-Asset Fund, and (ii) the liquidation of TIFF International Equity Fund and TIFF US Equity Fund through a combination of those funds into TIFF Multi-Asset Fund.  The proposals, which require approval by the relevant members, are described rather summarily in the attached Prospectus Supplement. You will be receiving additional information concerning these proposals over the course of the next few months. Please be aware that applicable securities regulations limit the amount of information we can provide to you about the proposals at this time. We will, however, soon provide you with more complete information regarding the proposals than is contained in the attached Supplement. Once we provide you with that additional information, we will also be able to answer your questions. And we WILL answer each and every question you may have before you are asked to vote on the proposals.

Thanks for your patience while we work through this important process and thanks again for your confidence in TIFF.

TIFF Investment Program, Inc.

Supplement dated March 28, 2011
to the Currently Effective Prospectus

On March 21, 2011, the Board of Directors of TIFF Investment Program, Inc. (“TIP”) approved two proposals, as described below, which will be submitted to the appropriate shareholders of TIP (“members”) for their approval at one or more upcoming member meetings.  The first proposal relates to the fees payable by TIFF Multi-Asset Fund (“MAF”) to its investment adviser, TIFF Advisory Services, Inc. (“TAS”).  The second proposal relates to the proposed combination of TIFF International Equity Fund (“IEF”) and TIFF US Equity Fund (“USEF”) into MAF, and the subsequent liquidation of IEF and USEF.

Proposal to increase fees of TIFF Multi-Asset Fund

The TIP Board has approved, and members of MAF will soon be asked toapprove, an amended and restated advisory agreement betweenTIP, on behalf of MAF, and TAS, that will increase the investment advisory fees payable to TAS as MAF's investment adviser. The proposed fee increase is intended to provide TAS with additional capital needed to provide the investment staffing and other resources TAS deems appropriate for the effective stewardship of MAF’s assets.  The additional capital will also support both TAS’s and TIP’s management of their affairs in a legal, regulatory, and operational environment that has become increasingly complex and burdensome since MAF’s existing fee schedule was established in 1995.  The proposed new fee schedule is set forth below:

PROPOSED FEE SCHEDULE
	Breakpoint	Rate
First	$1,000,000,000	0.25%
Next	$1,000,000,000	0.23%
Next	$1,000,000,000	0.20%
Over	$3,000,000,000	0.18%

Had the proposed fee schedule been in effect for the year ended December 31, 2010, the effective investment advisory fee rate payable to TAS would have been 0.221% of MAF’s average net assets versus the actual effective fee rate of 0.137% of MAF’s average net assets.

It is anticipated that in the coming months members of MAF will receive a proxy statement requesting their vote on the proposed fee schedule.  If approved by members, the proposed fee schedule is expected to become effective the first day of the month following the meeting of members at which such approval is received.

Proposal to liquidate TIFF International Equity Fund and TIFF US Equity Fund through a combination with TIFF Multi-Asset Fund

The TIP Board and TAS management have determined that the continued offering of IEF and USEF is not in the best interests of the respective fund’s members.  Thus, the TIP Board has approved, and members of IEF and USEF will soon be asked to approve, a proposal to combine each of IEF and USEF with and into MAF.  If the proposed transactions are approved by members, MAF will acquire all of the assets and stated liabilities of each of IEF and USEF and, in return, will issue to IEF and USEF shares of MAF having a value equal to the value of the assets, net of the liabilities, acquired by MAF.  The shares of MAF will then be distributed to members of IEF and USEF in exchange for their IEF and USEF shares, and IEF and USEF will be liquidated.  As a result, members of IEF and USEF as of the effective date of the transactions will become members of MAF.

If the proposed transactions are approved by IEF and USEF members, such members will be offered the opportunity to redeem the MAF shares that they receive as part of the transactions within five (5) business days immediately following the closing of the transactions without paying the 0.50% exit fee normally assessed by MAF on redemptions provided that a member wishing to take advantage of this redemption fee waiver gives at least 30 days’ advance written notice to TAS of its intention to redeem.

It is anticipated that in the coming months members of IEF and USEF will receive a joint proxy statement/prospectus requesting their votes on the proposed transactions.  If approved by members, and subject to receipt of a private letter ruling from the Internal Revenue Service, the transactions are currently expected to be completed in the third quarter of 2011.  IEF and USEF will be closed to new members and to additional investments from current members (other than reinvestments of dividends and distributions) effective April 1, 2011.

All funds

Members of one or more of the funds as of the applicable record date will receiveproxy materials containing information about the special meetings and the matters to be voted upon.  Only members of MAF will be entitled to vote on the proposal related to the advisory fees payable to TAS and only members of IEF and USEF will be entitled to vote on the proposal to combine IEF and USEF with and into MAF.  Members that do not holdshares of the applicablefund as of the pertinent record date will not be entitledto vote. The proxy materials will also be available, free of charge, on the SEC'swebsite at www.sec.gov, on TIFF’s website at www.tiff.org, or by calling TIFF at 800-984-0084.

Additional information

In addition to the matters discussed above, the Board of Directors of TIP approved at its meeting on March 21, 2011 an amended fee schedule with ARONSON+JOHNSON+ORTIZ, LP (“A+J+O”) for MAF and USEF, effective January 1, 2011.  The TIP Board determined that the amended fee schedule is better for MAF and USEF members than the existing fee schedule with A+J+O.  The amended fee schedule eliminates the breakpoint and the potential for higher fee rates to apply when assets managed by A+J+O are below the breakpoint level.  As a result, the information about A+J+O found on pages 29 and 32 of TIP’s prospectus is being revised and is hereby restated in its entirety below:

ARONSON+JOHNSON+ORTIZ, LP(230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance.  Its fee formula entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points.  The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee.  Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with ARONSON+JOHNSON+ORTIZ, LP since 1984.  Martha E. Ortiz (CFA, CIC, Principal) has been a portfolio manager with the firm since 1987.  Gina Marie N. Moore (CFA, CPA, Principal) has been a research analyst and portfolio manager with the firm since 1998.  R. Brian Wenzinger (CFA, Principal) has been a research analyst and portfolio manager with the firm since 2000.  Christopher J.W. Whitehead (CFA, Principal) has been a research analyst and portfolio manager with the firm since 1999.

The following supplements the information on page 27 of the prospectus under the heading Biographies of Principal Officers.  In September 2010, Laurence H. Lebowitz was appointed Vice President and Chief Investment Officer of TIP and Director, President, and Chief Investment Officer of TAS, presiding over the full range of TIFF’s investment activities.  Prior to joining TIFF, Mr. Lebowitz spent 17 years at HBK Capital Management in Dallas, where he was a Managing Director and a member of the management and investment committees.  He served as HBK’s chairman from late 2007 until he retired from the firm in late 2009.

Please retain this Supplement with your records.